UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 13, 2022

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160

Henderson, NV 89074

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

CleanSpark, Inc. (the “Company”) expects to hold the Company's 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) on March 15, 2022. Details regarding the 2022 Annual Meeting will be specified in the forthcoming proxy statement related to the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting is more than 30 days from the anniversary of the Company’s 2021 Annual Meeting of Stockholders, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for the 2022 Annual Meeting. In order to be considered timely, such proposals must be received by the Company’s Secretary no later than January 23, 2022, which the Company determined to be a reasonable time before it expects to begin to print and send the proxy statement related to the 2022 Annual Meeting. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with rules of the Securities and Exchange Commission (the “SEC”) regarding the inclusion of stockholder proposals in proxy materials and the Company may omit from its proxy materials any proposal that does not comply with the SEC’s rules.

Any stockholder seeking to submit proposals outside of Exchange Act Rule 14a-8 or to nominate a director must provide timely notice, as set forth in the Company’s First Amended and Restated Bylaws (the “Bylaws”). Specifically, written notice of any proposed business or nomination must be received by the Company’s Secretary no later than the close of business on January 23, 2022 (which is the tenth day following this public announcement of the date of the 2022 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Company’s Bylaws.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: January 13, 2022	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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